SEQUOIA FUND, INC.
ANNUAL REPORT
December 31, 1999

Dear Shareholder:

Sequoia Fund's results for the fourth quarter and full year 1999 are shown below with comparable results for the leading market indexes:

			  Sequoia              Dow Jones            Standard &
1999                        Fund              Industrials           Poor's 500

Fourth Quarter            + 1.3%                 +11.7%              +14.9%
Year                      -16.5                   27.3                21.0


As we stated in our third quarter report, 1999 has been a serious disappointment for Sequoia Fund shareholders, including ourselves. The market value of Sequoia shares declined 16.5% during the year. To date in 2000 as we write you, the momentum has continued and Sequoia is down an additional 9%. This means that Sequoia has retreated to a share value roughly equivalent to early 1998 when, after a three year run during which our stocks compounded at a 35% annual rate, we warned that Sequoia's performance was borrowing from the future. We didn't know how right we were.

In light of our recent results, we have had to take a good hard look at ourselves and our investment approach and ask, "Should we be doing something differently?"

Our longstanding approach to investing has been based on a few core principles. First, we try to own common stocks of high quality companies with good earnings growth prospects. We look for superior returns on invested capital, and we look for the returns to be sustainable well into the future. It's the last part of this requirement that is particularly tricky to assess.

Second, we try to buy these companies at prices we believe underestimate their real value. This criterion dramatically narrows the field of potential candidates, as great companies are usually already recognized by the market.

Third, when we find the first two elements together, we want to own a lot of the stock. And finally, we hope to hold these investments for many years as long as the fundamentals remain sound and earnings prospects remain favorable. We will generally hold an investment even if it faces some short-term challenges, or if its "sector" falls out of favor, or if it gets a bit ahead of itself. We will sell some or all of a position if we feel its valuation has reached levels which appear excessive relative to likely earnings prospects. These simple principles have served us well over the past 30 years, although we had a tendency to leave a fair amount of money on the table. As a result, in recent years we adopted a tolerance for holding stocks at higher valuation levels than in the past. This evolution contributed to our outsized results in 1997 and 1998, but also was a factor in our unusually poor results in 1999.

Between our important positions in Progressive Corporation and the Geico and General Re subsidiaries of Berkshire Hathaway, the Fund had a big investment in the auto insurance and general property/casualty reinsurance businesses going into 1999. The decline in market values of Progressive and Berkshire accounted for about 80% of the decline in the Fund's net asset value during the year. While we were well aware of cyclical profit pressures in auto insurance and had low expectations for near term reinsurance results, we underestimated the severity of the cycle and perhaps overestimated the ability of our companies' earnings to withstand the effects of the various industry pressures. However, we also believe that the market remains excessively fixated on Progressive's and Berkshire's next few quarters, ignoring both companies' superb track records and excellent long term opportunities.

A number of our shareholders have written us in frustration with our lack of direct technology investments. We are all mind-numbingly aware that technology stocks comprise the current & and virtually only -- area of market excitement today and have accounted for almost all the gains in the market indexes in 1999 and 2000 to date. Some shareholders have accused us of "smugness" in our staunch agnosticism in this area. Quite the contrary! Rather, we find it extremely daunting to analyze businesses characterized by rapid technological change with their resultant shorter periods of predictable competitive
advantage.   And generally these companies trade at very high valuations which implicitly assume that dramatic growth and very high profit levels will continue uninterrupted in almost flawless perpetuity, in sharp contrast to almost all economic history. That requires a sense of certainty that we simply cannot muster.

Investors abandon valuation considerations in investing from time to time. You might be interested to read the following commentary by Benjamin Graham in reviewing stock market behavior leading up to 1929: "The notion that the desirability of a common stock was entirely independent of its price seems incredibly absurd. Yet the new era theory led directly to this thesis..Instead of judging the market price by established standards of value, the new era based its standards of value upon the market price. Hence all upper limits disappeared, not only upon the price at which a stock could sell, but even upon the price at which it would deserve to sell..The results of such a doctrine
could not fail to be tragic."  (Emphasis ours.)   These comments were written
66 years ago in Security Analysis, 1934 edition. Ironically enough in view of today's market conditions, the title of the chapter is "The New-Era Theory".

More recently, a highly respected figure in the investment community, Bob Kirby, caustically summarized much of what is going on currently in the stock market with two rules for investing in today's "new era": "Rule 1) Any stock that has tripled during the past 12 months is a serious purchase candidate; and Rule 2) Any stock that has been flat for the past month or two or - God forbid - has gone down, is immediately sold." Needless to say, our investment approach is not in sync with current conditions, but we will not abandon proven standards just to be with the crowd.

So where is Sequoia today? Our portfolio consists of a relatively small number of very fine, high growth companies. These companies have significant competitive advantages in their markets, high returns on capital, abundant reinvestment opportunities, management teams with talent and integrity and outstanding track records. Some of them are experiencing what we believe to be short term business difficulties, others are hitting on all cylinders.

We have never had any success in forecasting either Sequoia's or the stock market's short term performance. However, our sense of valuation has proven to be a good barometer over longer periods of time. We feel quite strongly that our combined portfolio holdings will generate compound annual earnings growth well into the double-digits as far out as we can see. We believe that the current prices of our holdings, in the aggregate, significantly undervalue these prospects. In 1998 we warned that our exceptional gains in recent years were borrowing from future performance. With our underperformance in 1999 and thus far in 2000, we believe we have more than repaid this debt. The combination of attractive current valuations and strong earnings prospects for our portfolio companies should produce very satisfactory results over the next five years.

						Sincerely,



February 17, 2000

      SEQUOIA FUND, INC.
      ILLUSTRATION OF AN ASSUMED INVESTMENT OF $ 10,000
      With Income Dividends Reinvested and Capital Gains
      Distributions Accepted in Shares

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 1999. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

		      Value of    Value of     Value of
		      Initial    Cumulative   Cumulative    Total
		      $10,000     Capital     Reinvested   Value of
PERIOD ENDED:       Investment  Distributions  Dividends    Shares
------------        ----------  ------------- ----------   ---------

July 15, 1970      $ 10,000          $0            $0     $10,000
May 31, 1971         11,750           0           184      11,934
May 31, 1972         12,350         706           451      13,507
May 31, 1973          9,540       1,118           584      11,242
May 31, 1974          7,530       1,696           787      10,013
May 31, 1975          9,490       2,137         1,698      13,325
May 31, 1976         12,030       2,709         2,654      17,393
May 31, 1977         15,400       3,468         3,958      22,826
Dec. 31, 1977        18,420       4,617         5,020      28,057
Dec. 31, 1978        22,270       5,872         6,629      34,771
Dec. 31, 1979        24,300       6,481         8,180      38,961
Dec. 31, 1980        25,040       8,848        10,006      43,894
Dec. 31, 1981        27,170      13,140        13,019      53,329
Dec. 31, 1982        31,960      18,450        19,510      69,920
Dec. 31, 1983        37,110      24,919        26,986      89,015
Dec. 31, 1984        39,260      33,627        32,594     105,481
Dec. 31, 1985        44,010      49,611        41,354     134,975
Dec. 31, 1986        39,290      71,954        41,783     153,027
Dec. 31, 1987        38,430      76,911        49,020     164,361
Dec. 31, 1988        38,810      87,760        55,946     182,516
Dec. 31, 1989        46,860     112,979        73,614     233,453
Dec. 31, 1990        41,940     110,013        72,633     224,586
Dec. 31, 1991        53,310     160,835       100,281     314,426
Dec. 31, 1992        56,660     174,775       112,428     343,863
Dec. 31, 1993        54,840     213,397       112,682     380,919
Dec. 31, 1994        55,590     220,943       117,100     393,633
Dec. 31, 1995        78,130     311,266       167,129     556,525
Dec. 31, 1996        88,440     397,099       191,967     677,506
Dec. 31, 1997       125,630     570,917       273,653     970,200
Dec. 31, 1998       160,700     798,314       353,183   1,312,197
Dec. 31, 1999       127,270     680,866       286,989   1,095,125

The total amount of capital gains distributions accepted in shares was $328,919, the total amount of dividends reinvested was $91,708.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

      SEQUOIA FUND, INC.
      Schedule of Investments
      December 31, 1999

COMMON STOCKS (78.49%)


							      Value
Shares                                        Cost           (Note 1)
------                                        ----           --------

      BANK HOLDING COMPANIES (14.72%)
5,958,662    Fifth Third Bancorp      $ 89,279,910     $  437,216,824
  323,700    Mercantile Bankshares
	     Corporation                 3,339,925         10,338,169
1,145,900    National Commerce Bancorp   7,110,847         25,997,606
4,142,300    U. S. Bancorp              52,341,868         98,638,519
				      ------------    ---------------
				       152,072,550        572,191,118
				      ------------    ---------------


      DIVERSIFIED COMPANIES (29.11%)
   20,175    Berkshire Hathaway Inc.
	     Class A*                  160,993,354      1,131,817,500
				      ------------    ---------------
	INSURANCE (7.15%)
3,800,900    Progressive Corporation-Ohio+ 129,150,484    277,940,812
				       -----------    ---------------
MANUFACTURING - MOTORCYCLES (7.87%)
4,777,500    Harley Davidson, Inc.      64,205,363        306,058,594
				      ------------     --------------
	PERSONAL CREDIT (1.69%)
1,765,000    Household International Inc. 22,208,717       65,746,250
				      ------------    ---------------

	SERVICES (15.29%)
12,632,900      Freddie Mac             52,356,710        594,535,856
				      ------------    ---------------

	Miscellaneous Securities (2.66%)
					77,319,946        103,416,169
				      ------------     --------------

      TOTAL COMMON STOCKS             $658,307,124     $3,051,706,299
				    --------------     --------------

	SEQUOIA FUND, INC.
	Schedule of Investments
	December 31, 1999
	(continued)

	Principal                                                Value
	Amount                              Cost                (Note 1)
	---------                           ----                 -------

U.S. GOVERNMENT OBLIGATIONS(21.51%)
$ 16,700,000  U.S. Treasury Bills due
	      2/10/00 through 2/17/00   $ 16,602,315        $ 16,602,315
 259,000,000 U.S. Treasury Notes,
	     5 5/8% due 4/30/2000        259,563,663         259,000,000
 152,000,000 U.S. Treasury Notes,
	     5 3/8% due 7/31/2000        152,555,707         151,620,000
 236,000,000 U.S. Treasury Notes,
	     5 1/2% due 8/31/2001        235,386,594         233,381,875
 176,000,000 U.S. Treasury Notes,
	     6 1/8% due 12/31/2001       175,917,613         175,642,500
				       -------------       -------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS      840,025,892         836,246,690
				       -------------       -------------
  TOTAL INVESTMENTS (100%)++          $1,498,333,016      $3,887,952,989
				      ==============      ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 6.

The accompanying notes form an integral part of these Financial Statements.

	SEQUOIA FUND, INC.
	Statement of Assets and Liabilities
	December 31, 1999

ASSETS:

Investments in securities, at value
  (cost $1,498,333,016) (Note 1)                $3,887,952,989

Cash on deposit with custodian                         151,513

Receivable for capital stock sold                      745,819

Dividends and interest receivable                   12,167,586

Other assets                                            42,354
						--------------
     Total assets                                3,901,060,261
						==============


LIABILITIES:

Payable for capital stock repurchased                  756,260
Accrued investment advisory fee                      3,316,830
Accrued other expenses                                 103,835
						--------------
     Total liabilities                               4,176,925
						--------------

Net assets applicable to 30,618,636
shares of capital stock outstanding
(Note 4)                                        $3,896,883,336
						==============

Net asset value, offering price and
redemption price per share                         $127.27
						   =======

The accompanying notes form an integral part of these Financial Statements.

	SEQUOIA FUND, INC.
	Statement of Operations
	Year Ended December 31, 1999


INVESTMENT INCOME:
   Income:
      Dividends:
	Unaffiliated companies                                $   20,010,750
	Affiliated companies (Note 6)                              1,020,643
      Interest                                                    49,835,874
	Total income                                              70,867,267

   Expenses:
      Investment advisory fee (Note 2)                            45,280,173
      Legal and auditing fees                                         80,263
      Stockholder servicing agent fees                               371,584
      Custodian fees                                                  80,000
      Directors fees and expenses (Note 5)                           187,184
      Other                                                          159,996
							      --------------
   Total expenses                                                 46,159,200
     Less expenses reimbursed by Investment Adviser (Note 2)         729,000
   Net expenses                                                   45,430,200

Net investment income                                             25,437,067

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments:
      Unaffiliated companies                                      90,205,636
      Affiliated companies (Note 6)                               56,067,720
   Net realized gain on investments                              146,273,356

   Net decrease in unrealized appreciation on:
     Investments                                                (969,232,109)
   Net realized and unrealized gain (loss) on investments       (822,958,753)

Decrease in net assets from operations                        $ (797,521,686)


   The accompanying notes form an integral part of these Financial Statements.

	SEQUOIA FUND, INC.

	Statements of Changes in Net Assets



					   Year Ended December 31,
						 1999                 1998
					     -----------          ------------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
	     Net investment income        $   25,437,067       $   11,736,732
		Net realized gains           146,273,356          431,381,943
	     Net (decrease)/increase in unrealized
	     appreciation                  (969,232,109)          859,089,190
					  --------------       --------------
	     Net (decrease)/increase in net assets
	     from operations               (797,521,686)        1,302,207,865

Distributions to shareholders from:
		Net investment income       (26,006,104)         (10,988,302)
	     Net realized gains            (204,435,454)        (238,181,010)
   Capital share transactions (Note 4)      (77,044,856)          276,288,024
					  --------------       --------------
	     Total (decrease)/increase   (1,105,008,100)        1,329,326,577

NET ASSETS:
    Beginning of year                      5,001,891,436       3,672,564,859

					  --------------      --------------
    End of year                           $3,896,883,336      $5,001,891,436
					  ==============      ==============

NET ASSETS CONSIST OF:
      Capital (par value and paid in surplus)   $1,506,881,082   $1,483,849,808
      Undistributed net investment income              179,393          748,430
      Undistributed net realized gains                 202,888      158,441,116
      Unrealized appreciation                    2,389,619,973    3,358,852,082
						--------------   --------------
      Total Net Assets                          $3,896,883,336   $5,001,891,436
						==============   ==============




The accompanying notes form an integral part of these Financial Statements.

	SEQUOIA FUND, INC.
	NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Sequoia Fund Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.



NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

The Fund retains Ruane, Cunniff & Co., Inc. as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 1999 and the Investment Adviser reimbursed the Fund $729,000.

For the year ended December 31, 1999, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $45,280,173 and brokerage commissions of $131,970 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 1999.

NOTE 3--PORTFOLIO TRANSACTIONS:

The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 1999 were $79,494,572 and $188,079,320,respectively. Included in proceeds of sales is $118,049,125 representing the value of securities disposed of in payment of redemptions in-kind resulting in realized gains of $100,076,130. As a result of the redemptions in-kind net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

At December 31, 1999 the aggregate gross unrealized appreciation and depreciation of securities were $2,393,399,175 and $3,779,202, respectively.

NOTE 4--CAPITAL STOCK:

At December 31, 1999 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:


				   1999                     1998

			     Shares      Amount       Shares       Amount
			   -----------------------  -----------------------
Shares sold                1,202,565 $ 176,388,982  2,164,908 $ 319,175,918

Shares issued to
stockholders on
reinvestment of:
	Net investment income  145,003    18,304,561     54,399     7,959,038
	Net realized gain on
      investments          1,296,655   184,338,802  1,470,593   215,201,334
			   2,644,223   379,032,345  3,689,900   542,336,290

Shares repurchased         3,151,477   456,077,201  1,796,644   266,048,266

Net (Decrease)/Increase    (507,254)  $ (77,044,856) 1,893,256 $ 276,288,024


NOTE 5--DIRECTORS FEES AND EXPENSES:

Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 1999 was $187,184.


NOTE 6--AFFILIATED COMPANIES:

Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 1999 aggregated $277,940,812 and $129,150,484, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 1999 is provided below:


		  Purchases        Sales         Realized   Dividend
Affiliate      Shares  Cost  Shares     Cost       Gain      Income

Progressive Corp
- Ohio          --      --   551,600  $19,431,378  $56,067,720 $1,020,643

NOTE 7--FINANCIAL HIGHLIGHTS:

					       Year Ended December 31,

				  1999     1998    1997    1996      1995


Per Share Operating Performance (for a
share outstanding throughout each year)

Net asset value, beginning
of year                        $160.70   $125.63  $88.44  $78.13    $55.59
				------    ------  ------  ------    ------

Income from investment
operations:
  Net investment income           0.84      0.39    0.08    0.38      0.31

  Net realized and unrealized
  gains (losses) on investments (26.83)    43.07   38.10   16.41     22.62
				-------   ------  ------  ------    ------

     Total from investment
     operations                 (25.99)    43.46   38.18   16.79     22.93
				-------   ------  ------  ------    ------

Less distributions:
  Dividends from net investment
  income                         (0.85)   (0.37)  (0.08)   (0.38)    (0.31)

  Distributions from net
  realized gains                 (6.59)   (8.02)  (0.91)   (6.10)    (0.08)
				 ------   ------  ------   ------    ------
Total distributions              (7.44)   (8.39)  (0.99)   (6.48)    (0.39)
				 ------   ------  ------   ------    ------
Net asset value, end of year    $127.27  $160.70 $125.63  $88.44    $78.13
				 ======  =======  ======  ======     ======

Total Return                     -16.5%    35.3%   43.2%    21.7%     41.4%

Ratios/Supplemental data
Net assets, end of year
  (in millions)                $3,896.9 $5,001.9 $3,672.6 $2,581.0 $2,185.5

Ratio to average net assets:
    Expenses                       1.0%     1.0%    1.0%     1.0%      1.0%
    Net investment income          0.6%     0.3%    0.1%     0.4%      0.5%
Portfolio turnover rate            12%      21%      8%      23%       15%

Report of Independent Accountants


To the Board of Directors and Shareholders of Sequoia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated January 15, 1999 expressed an unqualified opinion on those financial statements.






PricewaterhouseCoopers LLP
New York, New York
January 14, 2000

CHANGE IN INDEPENDENT ACCOUNTANTS


On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent accountants of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 13, 1999 the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent accountants.

SEQUOIA FUND, INC.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798
Website : www.sequoiafund.com

DIRECTORS
	William J. Ruane
	Richard T. Cunniff
	Robert D. Goldfarb
	Carol L. Cunniff
	John M. Harding
	Roger Lowenstein
	Francis P. Matthews
	C. William Neuhauser
	Robert L. Swiggett

OFFICERS
	William J. Ruane        - Chairman of the Board
	Richard T. Cunniff      - Vice Chairman
	Robert D. Goldfarb      - President
	Carol L. Cunniff        - Executive Vice President
	Joseph Quinones, Jr.    - Vice President, Secretary &
			Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
	Ruane, Cunniff & Co., Inc.
	767 Fifth Avenue, Suite 4701
	New York, New York  10153-4798

CUSTODIAN
	The Bank of New York
	MF Custody Administration Department
	100 Church Street, 10th Floor
	New York, New York  10286

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
	DST Systems, Inc.
	P.O. Box 219477
	Kansas City, Missouri  64121

LEGAL COUNSEL
	Seward & Kissel
	One Battery Park Plaza
	New York, New York  10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.